                                                                    EXHIBIT 99.1

                            PARENT SUPPORT AGREEMENT

      This Parent Support Agreement (the "AGREEMENT") is made and entered into as of September 28, 2004, between Solexa Limited, a company registered in England and Wales (the "COMPANY") and the undersigned stockholder ("HOLDER") of Lynx Therapeutics, Inc., a Delaware corporation ("PARENT").

                                    RECITALS

      Pursuant to an Acquisition Agreement dated as of September 28, 2004 (the "ACQUISITION AGREEMENT") by and between Parent and the Company, it is proposed that Parent shall make the Offer and the Option Offer within the meanings set forth in the Acquisition Agreement. Concurrently with the execution and delivery of the Acquisition Agreement and as a condition and inducement to the Company entering into the Acquisition Agreement, the Company has required that Holder enter into this Agreement. The Holder is the record and beneficial owner (as such term is defined in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) of (1) such number of shares of Parent Common Stock (the "SHARES") and (2) such number of options to purchase Parent Common Stock (the "OPTIONS"), each as is indicated beneath Holder's signature on the last page of this Agreement. Terms used herein and not defined herein shall have the meaning set forth in the Acquisition Agreement.

                                    AGREEMENT

      The parties agree as follows:

      1. AGREEMENT TO RETAIN SHARES.

            (a) TRANSFER AND ENCUMBRANCE. Except as contemplated by the Acquisition Agreement, and except as provided in Sections 1(b) or 2 below, during the period beginning on the date hereof and ending on the earlier to occur of (i) one hundred eighty (180) days following the First Closing Date, and
(ii) the Expiration Date (as defined below), Holder agrees not to, directly or indirectly (x) transfer (except as may be specifically required by court order), sell, exchange, tender, pledge, assign, contribute to the capital of any entity, hypothecate or otherwise dispose of (including by merger, consolidation or otherwise by operation of law) or encumber the Shares or any New Shares (as defined below), enter into any short sale with respect to the Shares or any New Shares, enter into or acquire an offsetting derivative contract with respect to such Shares or any New Shares, enter into or acquire a futures or forward contract to deliver such Shares or any New Shares or enter into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership of the Shares or any New Shares, or to, directly or indirectly, make any offer or agreement relating thereto, (y) grant any proxies or powers of attorney, deposit any of such Shares or New Shares into a voting trust or enter into a voting agreement with respect to any of such Shares or New Shares, or enter into any agreement or arrangement providing for any of the actions described in this clause (y), or (z) take any action that could reasonably be expected to have the effect of preventing or disabling Holder from performing Holder's obligations under this Agreement, and Holder has not agreed to carry out any of the foregoing matters in relation to the Shares or any

New Shares. As used herein, the term "EXPIRATION DATE" shall mean the date of termination of the Acquisition Agreement in accordance with the terms and provisions thereof.

            (b) PERMITTED TRANSFERS. Section 1(a) shall not prohibit a transfer of Shares or New Shares by Holder (i) if Holder is an individual (A) to any member of Holder's immediate family, or to a trust for the benefit of Holder or any member of Holder's immediate family, or (B) upon the death of Holder, or
(ii) if Holder is a partnership or limited liability company, to one or more partners or members of Holder or to an affiliated Person under common control with Holder; provided, however, that any such transfer pursuant to either clause
(i) or (ii) of this Section 1(b) shall be permitted only if, as a precondition to such transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement.

            (c) NEW SHARES. Holder agrees that any shares of capital stock or other securities of Parent that Holder purchases or with respect to which Holder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the earlier to occur of (i) one hundred eighty (180) days following the First Closing Date and (ii) the Expiration Date ("NEW SHARES") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

            2. AGREEMENT TO VOTE SHARES. Until the earlier to occur of (x) the First Closing Date and (y) the Expiration Date, Holder shall, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of Parent, however called, or in connection with any written consent of the holders of Parent Common Stock, vote the Shares and any New Shares (i) in favor of (A) approving the issuance of shares of Parent Common Stock in connection with the Offer, (B) approving the change-of-control of Parent in connection with the transactions contemplated by the Acquisition Agreement, (C) approving each of the other proposals to be acted on by the stockholders at the Parent Stockholders Meeting in accordance with Section 1.1(f) of the Acquisition Agreement, and (D) approving any other matters that could reasonably be expected to facilitate the transactions contemplated by the Acquisition Agreement, and (ii) against any of the following actions (other than in relation to the Offer and any other transactions contemplated by the Acquisition Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Parent or any Subsidiary of Parent with any party, (B) any sale, lease or transfer of any significant part of the assets of Parent or any Subsidiary of Parent, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of Parent or any Subsidiary of Parent, (D) any material change in the capitalization of Parent or any Subsidiary of Parent or the corporate structure of Parent or any Subsidiary of Parent, or (E) any other action or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent under the Acquisition Agreement or Holder under this Agreement or which could reasonably be expected to result in any of the conditions to the obligations of Parent under the Acquisition Agreement not being fulfilled. This Agreement is intended to bind Holder as a stockholder of Parent only with respect to the specific matters set forth herein. Except as set forth in clauses (i) and (ii) of this Section 2, Holder shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the stockholders of Parent.

      3. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, Holder agrees to deliver to the Company a proxy in the form attached hereto as Exhibit A (the "PROXY"), which shall be irrevocable to the extent provided in the Delaware General Corporation Law.

      4. STOCKHOLDER AGREEMENT. Holder represents and warrants to the Company that:

      (a) LEGEND. Holder understands and agrees that stop transfer instructions will be given to Parent's transfer agent with respect to the Shares and/or New Shares and there will be placed on any certificates for Parent Common Stock surrendered to the transfer agent pursuant to Section 4(b) below, as applicable, or any substitutions therefore, a legend stating in substance: "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNTIL THE DATE THAT IS 180 DAYS FOLLOWING THE FIRST CLOSING DATE (AS DEFINED IN THE ACQUISITION AGREEMENT DATED SEPTEMBER 28, 2004 BETWEEN LYNX THERAPEUTICS, INC. AND SOLEXA LIMITED) IN ACCORDANCE WITH THE TERMS OF A PARENT SUPPORT AGREEMENT DATED SEPTEMBER 28, 2004 BETWEEN THE REGISTERED HOLDER HEREOF AND SOLEXA LIMITED, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF LYNX THERAPEUTICS, INC."

      (b) SURRENDER OF PARENT COMMON STOCK CERTIFICATES. Within five (5) Business Days following the First Closing Date, Holder shall surrender all certificates held in the name of Holder representing Shares and/or New Shares to Parent's transfer agent in exchange for shares of Parent Common Stock bearing the restrictive legend set forth in Section 4(a) above.

      (c) REMOVAL OF LEGEND. It is understood and agreed that certificates with the legend set forth in Section 4(a) above will, to the extent required to enable the shares represented by such certificate to be transferred by the holder thereof, be substituted by delivery of certificates without such legend upon the written request of the Holder if 180 days shall have elapsed from the First Closing Date. Upon receipt of any such written request, Parent shall use its reasonable efforts to instruct its transfer agent to deliver shares of Parent Common Stock without the legend set forth in Section 4(a) above as soon as practicable following receipt of such written request.

      5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF HOLDER. Holder hereby represents, warrants and covenants to the Company that Holder (i) is the record and beneficial owner of the Shares and Options, which at the date of this Agreement and at all times up until the earlier to occur of (A) one hundred eighty (180) days following the First Closing Date, and (B) the Expiration Date, are, and will be, free and clear of any liens, claims, options, charges or other encumbrances, and (ii) does not own of record or beneficially any shares, options or other securities in, or convertible into, shares of Parent Common Stock, other than the Shares and the Options, if any, indicated below Holder's signature on the last page of this Agreement. Holder has the legal capacity, power and authority to enter into and perform all of Holder's obligations under this Agreement (including under the Proxy). This Agreement (including the Proxy) has been duly and validly executed and delivered by Holder and constitutes a valid and binding agreement of Holder, enforceable against Holder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

      6. FURTHER ASSURANCES. Holder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in the Company the power to carry out and give effect to the provisions of this Agreement..

      7. CONSENT AND WAIVER. Holder hereby gives any consents or waivers that are reasonably required for the consummation of the Offer under the terms of any agreement to which Holder is a party or pursuant to any rights Holder may have.

      8. FIDUCIARY DUTIES. Notwithstanding anything in this Agreement to the contrary: (i) Holder makes no agreement or understanding herein in any capacity other than in Holder's capacity as a record holder and beneficial owner of the Shares and, to the extent applicable, any New Shares, (ii) nothing in this Agreement shall be construed to limit or affect any action or inaction by Holder, or any officer, partner, member or employee, as applicable, of Holder, serving on Parent's Board of Directors acting in such person's capacity as a director or fiduciary of Parent, and (iii) Holder shall have no liability to the Company or any its affiliates under this Agreement as a result of any action or inaction by Holder, or any officer, partner, member or employee, as applicable, of Holder, serving on Parent's Board of Directors acting in such person's capacity as a director or fiduciary of Parent.

      9. MISCELLANEOUS.

            (a) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this
Section 9(a) shall be binding upon the parties and their respective successors and assigns.

            (b) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

            (c) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            (d) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            (e) NOTICES. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (i) when delivered by hand;
(ii) on the day sent by facsimile, provided that the sender has received confirmation of transmission as of or prior to 5:00 p.m.

local time of the recipient, on such day; (iii) the first Business Day after sent by facsimile (to the extent that (A) the sender has received confirmation of transmission after 5:00 p.m. local time of the recipient on the day sent by facsimile, or (B) notice is sent on a day that is not a Business Day); or (iv) the third Business Day after sent by registered mail or by courier or express delivery service, in each case to the address or facsimile number set forth on the signature page to this Agreement beneath the name of such party, or to such other address or facsimile number as such party shall have specified in a written notice given to the other party hereto).

            (f) SEVERABILITY. If one or more provisions of this Agreement are held to be invalid or unenforceable under the applicable law of any jurisdiction, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement,
(ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be valid and enforceable in accordance with its terms. Each provision of this Agreement is separable from any other provision of this Agreement, and each part of each provision of this Agreement is severable from every other part of such provision.

            (g) SPECIFIC PERFORMANCE. Each of the parties hereto recognizes and acknowledges that a breach of any covenants or agreements contained in this Agreement will cause the Company to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the Company shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity.

            (h) DISCLOSURE. Holder hereby agrees to permit Parent and he Company to publish and disclose in the Registration Statement (including all documents and schedules filed with the SEC) and the Proxy Statement, and in any press release or other disclosure document in which parent or the Company reasonably determines in its good faith judgment that such disclosure is required by law, including the rules and regulations of the SEC or the Financial Services and Markets Act 2000 and the Companies Act 1985 (as amended), as appropriate, in connection with the Offer and any transactions related thereto, such Holder's identity and ownership of the Shares and New Shares and the nature of the commitments, arrangements and undertakings under this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

      The parties have caused this Agreement to be duly executed on the date first above written.

                                           COMPANY

                                           By: _________________________________

                                           Name:________________________________

                                           Title:_______________________________

                                           Address:  Solexa Limited
                                           c/o Abingworth Management Ltd.
                                           3000 Sand Hill Road
                                           Bldg. 4, Suite 135
                                           Menlo Park, CA 94025
                                           Attention: John West
                                           Facsimile No.: 650.926.9782

                   SIGNATURE PAGE TO PARENT SUPPORT AGREEMENT

                                           HOLDER

                                           By:__________________________________
                                              [Name]

                                           Holder's Address for Notice:
                                           _____________________________________
                                           _____________________________________
                                           _____________________________________

                                           Attention:
                                           Facsimile No.:

Shares owned of record:                    Beneficially owned shares:

Class of Shares              Number        Class of Shares           Number
---------------              ------        ---------------           ------
Common Stock                               Common Stock

Options to Purchase                        Options to Purchase
Common Stock                               Common Stock

                   SIGNATURE PAGE TO PARENT SUPPORT AGREEMENT

                                CONSENT OF SPOUSE

      The undersigned is the spouse of [_____________], the Holder (as such term is defined in the Parent Support Agreement) in the foregoing Parent Support Agreement dated as of September 28, 2004 (the "PARENT SUPPORT AGREEMENT") between Solexa Limited and Holder. Capitalized terms used herein and not defined herein have the meaning set forth in the Parent Support Agreement.

      I hereby acknowledge that I have carefully reviewed the Parent Support Agreement and such other documents as I have deemed appropriate. I have discussed the contents of the Parent Support Agreement, to the extent I felt necessary, with my legal counsel. I understand fully the transactions described in the Parent Support Agreement, and I hereby approve of and consent to all such transactions. I am aware that by the provisions of the Parent Support Agreement, my spouse agrees, among other things, to vote all of the outstanding shares of Parent Common Stock that he or she now owns or hereafter acquires, including my community property interest therein, if any, in accordance with the Parent Support Agreement, and that my spouse agrees, among other things, to certain matters related to the control and disposition of Parent Common Stock. I hereby agree, on behalf of myself and all persons who may claim on my behalf, that prior to the fulfillment of all of my spouse's obligations under the Parent Support Agreement, upon any legal separation from or dissolution of my marriage to my present spouse, or upon the death of my spouse, neither I nor anyone claiming on my behalf will seek to partition my or my spouse's community property interest in the Parent Common Stock and that in any such event I shall be entitled only to the value of my interest in such Parent Common Stock, if any, and that I shall have no claim or right to the Parent Common Stock itself.

                                      EXECUTED this ____ day of September, 2004

                                      _________________________________________

                                    EXHIBIT A

                                IRREVOCABLE PROXY

                                TO VOTE STOCK OF

                             LYNX THERAPEUTICS, INC.

      The undersigned stockholder of Lynx Therapeutics, Inc., a Delaware corporation ("PARENT"), hereby irrevocably (to the full extent permitted by the Delaware General Corporation Law) appoints the Chief Executive Officer and each of the other members of the Board of Directors of Solexa Limited, a company registered in England and Wales (the "COMPANY"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Parent that now are or hereafter may be owned of record or beneficially by the undersigned, and any and all other shares or securities of Parent issued or issuable in respect thereof on or after the date hereof (collectively, the "SHARES") in accordance with the terms of this Proxy and that certain Parent Support Agreement of even date herewith, by and between the Company and the undersigned (the "PARENT SUPPORT AGREEMENT"). The shares of Parent Common Stock and options to purchase shares of Parent Common Stock owned by the undersigned stockholder of Parent as of the date of this Proxy are listed beneath the undersigned's signature on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the earlier to occur of (i) the Expiration Date (as defined below) and (ii) the First Closing Date. Terms used herein and not defined herein shall have the meaning set forth in the Parent Support Agreement.

      This Proxy is coupled with an interest, is irrevocable (to the fullest extent permitted by the Delaware General Corporation Law), is granted pursuant to the Parent Support Agreement and is granted in consideration of Parent entering into that certain Acquisition Agreement, of even date herewith, by and between the Company and Parent (the "ACQUISITION AGREEMENT"). Pursuant to the Acquisition Agreement it is proposed that Parent shall (a) commence an offer (the "SHARE OFFER") to acquire all of the issued shares in the share capital of the Company and (b) simultaneously therewith, commence an offer (the "OPTION OFFER" and, together with the Share Offer the "OFFER") to have each Company Option under the Company Share Option Schemes, whether vested or unvested, at the election of the holder of each Company Option, either (i) be exercised in accordance with the rules of the relevant Company Share Option Scheme and such Ordinary Shares received upon the exercise be exchanged for shares of Parent Common Stock on the same terms as those offered under the Share Offer or (ii) become an option to acquire, on the same terms and conditions as were applicable under the relevant Company Share Option Scheme immediately prior to the First Closing Date, including the same vesting schedule, a number of shares of Parent Common Stock equal to the number of Ordinary shares issuable upon the exercise of each such Company Option prior to the First Closing Date multiplied by the Ordinary Share Exchange Ratio. As used herein, the term "EXPIRATION DATE" shall mean the date of termination of the Acquisition Agreement in accordance with the terms and provisions thereof.

      The attorneys and proxies named above, and each of them, are hereby further authorized and empowered by the undersigned, at any time prior to the earlier to occur of (i) the First Closing Date and (ii) the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Delaware General Corporation Law), at every annual, special or adjourned meeting of the stockholders of Parent and in every written consent in lieu of such meeting (i) in favor of (A) approving the issuance of shares of Parent Common Stock in connection with the Offer, (B) approving the change-of-control of Parent in connection with the transactions contemplated by the Acquisition Agreement, (C) approving each of the other proposals to be acted on by the stockholders at the Parent Stockholders Meeting in accordance with
Section 1.1(f) of the Acquisition Agreement, and (D) approving any other matters that could reasonably be expected to facilitate the transactions contemplated by the Acquisition Agreement, and (ii) against any of the following actions (other than the Offer and any other transactions contemplated by the Acquisition Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Parent or any Subsidiary of Parent with any party, (B) any sale, lease or transfer of any significant part of the assets of Parent or any Subsidiary of Parent, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of Parent or any Subsidiary of Parent, (D) any material change in the capitalization of Parent or any Subsidiary of Parent, of the corporate structure of Parent or any subsidiary of Parent, or (E) any other action or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent under the Acquisition Agreement or Holder under this Agreement or which could reasonably be expected to result in any of the conditions to the obligations of Parent under the Acquisition Agreement not being fulfilled.

      This Proxy and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

      Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      This Proxy is irrevocable (to the fullest extent provided in the Delaware General Corporation Law).

                            [SIGNATURE PAGE FOLLOWS]

Dated: September __, 2004

___________________________
[Name]

Shares owned of record:                     Beneficially owned shares:

Class of Shares              Number         Class of Shares           Number
---------------              ------         ---------------           ------
Common Stock                                Common Stock

Options to Purchase                         Options to Purchase
Common Stock                                Common Stock

                       SIGNATURE PAGE TO IRREVOCABLE PROXY